Supplement Dated July 3, 2006
to
Prospectus Dated May 1, 2006
for
Kemper Advantage III Variable Annuity Contracts
Issued by
Kemper Investors Life Insurance Company

The third and fourth paragraphs of the section "KILICO, THE SEPARARTE ACCOUNT AND THE FUNDS, Kemper Investors Life Insurance Company" are replaced in their entirety with the following paragraph:

       On July 3, 2006, Protective Life Insurance Company ("Protective Life") acquired CILAAC from JPMorgan Chase & Co. Protective Life has reinsured 100% of the variable annuity business of CILAAC, including the Contracts, to Allmerica Financial Life Insurance and Annuity Company, a subsidiary of The Goldman Sachs Group, Inc. The benefits and provisions of the Contracts are not changed by these transactions.